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                                  EXHIBIT (A)

                         SECURITIES PURCHASE AGREEMENT
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                          SECURITIES PURCHASE AGREEMENT

                                   dated as of

                                  JUNE 19, 1997

                                      among

                         QUANTUM INDUSTRIAL PARTNERS LDC

                               T/F PURIFINER, INC.

                     MEMBERS of the TAYLOR FAMILY LISTED ON
                           THE SIGNATURE PAGES HERETO
                                       and

                      MEMBERS OF THE FORD FAMILY LISTED ON
                           THE SIGNATURE PAGES HERETO

                          SECURITIES PURCHASE AGREEMENT


      AGREEMENT dated as of June 19, 1997 among QUANTUM INDUSTRIAL PARTNERS LDC, a Cayman Islands exempted limited liability duration company (the "BUYER"), T/F PURIFINER, INC., a Delaware corporation (the "COMPANY"), the members of the Taylor family listed on the signature pages hereto (collectively, "TAYLOR"), and the members of the Ford family listed on the signature pages hereto (collectively, "FORD").


                             W I T N E S S E T H

      WHEREAS, Buyer desires to purchase the Note, the Warrant, the Taylor Shares and the Ford Shares (each as hereinafter defined) on the terms and subject to the conditions set forth herein;

      WHEREAS, the Company desires to sell the Note and the Warrant to the Buyer on the terms and subject to the conditions herein set forth; and

      WHEREAS, Taylor desires to sell the Taylor Shares to the Buyer on the terms and subject to the conditions herein set forth; and

      WHEREAS, Ford desires to sell the Ford Shares to the Buyer on the terms and subject to the conditions herein set forth.

      NOW, THEREFORE, the parties hereto agree as follows:


                               ARTICLE I


                              DEFINITIONS

      1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

      "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

      "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company.

      "ENCUMBRANCES"   means  all  voting  trusts,   arrangements,   stockholder
agreements, proxies, liens, encumbrances, transfer restrictions, preemptive rights, security, interests or community property rights.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FORD SHARES" shall have the meaning set forth in Section 2.1(c) hereof.

      "MATERIAL  ADVERSE EFFECT" means a material  adverse effect on the assets,
properties,   business,  prospects,   operations  or  condition,   financial  or
otherwise, on the Company.

      "NOTE" shall have the meaning set forth in Section 2.1(a)(i) hereof.

      "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "REGISTRATION AGREEMENT" means the Registration Rights Agreement dated as of the date hereof between the Company and the Buyer, substantially in the form attached hereto as Exhibit A.

      "SEC" means the Securities and Exchange Commission.

      "SEC DOCUMENTS" means all documents required to have been filed by the Company with the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act since its registration of its Common Stock under Section 12(g) of the Exchange Act.

      "SECURITIES" means the Note, the Warrant, the Taylor Shares and the Ford Shares, collectively.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "TAYLOR SHARES" shall have the meaning set forth in Section 2.1(b) hereof.

      "WARRANT" shall have the meaning set forth in Section 2.1(a)(ii) hereof.




















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                                   ARTICLE II

                                PURCHASE AND SALE

      2.1   PURCHASE AND SALE OF SECURITIES.

      (a) The Company hereby agrees to sell to the Buyer and, subject to the terms and conditions herein set forth, the Buyer agrees to purchase from the Company, the following:

            (i) the Company's promissory note (the "NOTE") in the aggregate principal amount of $2,000,000, dated the date hereof and attached hereto as Exhibit B; and

            (ii) the Company's common stock purchase warrant (the "WARRANT") for the purchase of 500,000 shares of Common Stock at an exercise price of $2.75 per share, dated the date hereof and attached hereto as Exhibit C .

      (b) Each Person on Schedule I hereto agrees severally to sell to the Buyer and, subject to the terms and conditions hereinafter set forth, the Buyer agrees to purchase from each person on Schedule I hereto that number of shares of Common Stock set forth opposite such person's name, the total amount of such shares aggregating 285,000 shares of Common Stock (collectively, the "TAYLOR SHARES"), in each case at $2.75 per share for an aggregate purchase price of $783,750.

      (c) Each Person on Schedule II hereto agrees severally to sell to the Buyer and, subject to the terms and conditions hereinafter set forth, the Buyer agrees to purchase from each person on Schedule II hereto that number of shares of Common Stock set for opposite such persons name, the total amount of such shares aggregating 785,000 shares of Common Stock (collectively, the "FORD SHARES"), in each case at $2.75 per share for an aggregate purchase price of $2,158,750.

      2.2 CLOSING. The closing (the "CLOSING") of the several purchases and sales of the Securities shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.LP., 590 Madison Avenue, New York, New York 10022 on the date hereof. All transactions at the Closing shall be deemed to take place simultaneously. At the Closing:

      (a) The Buyer shall deliver to the Company $2,000,000 in cash or other immediately available funds to an account designated by the Company.

      (b) The Buyer shall deliver to Atlas, Pearlman, Trop & Borkson, P.A., as escrow agent for Taylor (the "Escrow Agent"), $783,750 in cash or other immediately available funds to an account designated by the Escrow Agent, which the parties hereto agree is in full satisfaction of the purchase price for the Taylor Shares.

      (c) The Buyer shall deliver (i) to Richard J. Ford, as representative of Ford, $2,158,750 less $209,078.01 (such amount paid to the Company as specified in Section 2.2(c)(ii)) in cash or other immediately available funds to an account designated by Richard J. Ford, and


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(ii) to the Company $209,078.01 in partial satisfaction of loans made to Richard
C. Ford by the Company, which the parties hereto agree is in full satisfaction of the purchase price for the Ford Shares.

      (d) The Escrow Agent, on behalf of the Taylors, shall deliver to the Buyer the certificates representing the Taylor Shares duly endorsed or with duly executed stock powers attached and in proper form for transfer to the Buyer.

            Ford shall deliver to the Buyer the certificates representing the Ford Shares duly endorsed or with duly executed stock powers attached and in proper form for transfer to the Buyer.

      (f) Upon receipt by the Buyer of the certificates representing the Taylor Shares and the Ford Shares, the Buyer shall surrender such certificates to the Company in exchange for a certificate representing the aggregate number of shares of the Taylor Shares and the Ford Shares duly registered in the name of the Buyer.

      (g) The Company shall deliver to the Buyer, the Note, the Warrant, the Taylor Shares and the Ford Shares, in each case duly registered in the name of the Buyer.

      (h) The Company shall deliver to an account designated by Akin, Gump, Strauss, Hauer & Feld, L.L.P., the amounts owed it pursuant to Section 7.2.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Buyer that:

      3.1 CORPORATE EXISTENCE AND POWER; CAPITALIZATION. The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers required to carry on its business as now being conducted. The Company has no Subsidiaries. The Company is authorized or duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary. The capitalization of the Company as of the date hereof is set forth on Schedule 3.1 hereto. The SEC Documents describe accurately all outstanding stock options, warrants and other rights to purchase any equity securities of the Company. Except as set forth on Schedule 3.1, there are no outstanding options, warrants, rights to subscribe to, or securities or rights convertible or exercisable into or exchangeable for any shares of capital stock of the Company or arrangements by which the Company is or may become bound to issue additional shares of its capital stock other than pursuant to this Agreement and the Warrant.

      3.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement, Registration Agreement, the Note and the Warrant


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and the consummation by the Company of the transactions  contemplated hereby and thereby, are within the Company's corporate power and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement, the Registration Agreement, the Note and the Warrant have each been duly and validly executed by the Company and constitute the valid and binding agreements of the Company, each enforceable against the Company in accordance with its terms.

      3.3 GOVERNMENTAL AND COURT AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement, the Registration Agreement, the Note and the Warrant require no consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or other authority that has not been obtained or made.

      3.4 NON-CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement, the Registration Agreement, the Note and the Warrant do not and will not (A) contravene or conflict with the Company's certificate of incorporation or by-laws, or (B) (i) contravene or conflict with or constitute a violation of any provision of any federal or state law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company, (ii) except as set forth on Schedule 3.4, require any consent, approval or other action by any Person or constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon the Company or any license, franchise, permit or other similar authorization held by the Company or (iii) result in the creation or imposition of any Encumbrances on the Securities.

      3.5 SEC DOCUMENTS; DISCLOSURE DOCUMENTS. Each report or proxy statement delivered to the Buyer is a true and complete copy of such document as filed by the Company with the SEC. The Company has delivered to the Buyer all SEC Documents filed with the SEC since January 1, 1994. The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act since its registration of its Common Stock under Section 12(g) of the Exchange Act. As of their respective filing dates, all SEC Documents filed by the Company with the SEC complied in all material respects with the Exchange Act or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "FINANCIAL
STATEMENTS") complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).



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      3.6   DUE  AUTHORIZATION  AND  VALIDITY  OF  THE  SECURITIES.  All  of the
Securities have been duly authorized and, when delivered against payment therefor as contemplated hereby, will be validly issued, fully paid and non-assessable and, will not be subject to any preemptive or similar rights.

      3.7 ABSENCE OF CERTAIN CHANGES. Since March 31, 1997, there has been no Material Adverse Effect.

      3.8 LITIGATION. Except as set forth in the SEC Documents, there is no action, suit, investigation or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of their respective properties before any court or arbitrator or any governmental body, agency, official or authority which (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner would enjoin, alter, call into question, affect or delay the transactions contemplated by this Agreement.

      3.9 FIRPTA. The Company is not a "United States real property holding corporation" within the meaning of Section 896(c)(2) of the Internal Revenue Code of 1986, as amended.

      3.10 NO UNDISCLOSED LIABILITIES. Except as set forth on Schedule 3.14, the Company has no liabilities or obligations not disclosed in the SEC Documents and those incurred in the ordinary course of the Company's business since March 31, 1997.

      3.11 NO BROKERS. The Company has taken no action which would give rise to any claim by any Person for brokerage commissions, finders' fees or similar payments by the Buyer relating to this Agreement or the transactions contemplated thereby.

      3.12 DISCLOSURE. No representation, warranty or statement made by the Company in this Agreement, the Registration Agreement or any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, misleading.

            TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Documents, there are no business relationships or related party transactions that would be required to be disclosed therein by Item 404 of Regulation S-K of the SEC that are not so disclosed.

      3.14  INTELLECTUAL  PROPERTY.  Except as disclosed in the SEC Documents or
Schedule 3.14 hereto:

            (a) the Company owns, possesses, controls or is licensed under, such patents (or applications therefor), trademarks and service marks (and registrations thereof), copyrights (and registrations thereof), utility models, inventions, know-how, trade secrets, and other intellectual property (all of aforesaid referred to as "Necessary Intellectual Property Rights") as are necessary for the operation of the business now conducted or operated by the Company, including but not limited to the property listed on Schedule 3.14;


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            (b)   to  the  knowledge  of  Company  all  Necessary   Intellectual
Property Rights are valid and subsisting and the Company is unaware of any fact which, individually or in the aggregate, would materially detrimentally affect the validity, ownership or enforceability of the Necessary Intellectual Property Rights;

            (c) the Company is not aware of, or has not received notice of, any asserted right with respect to any of the Necessary Intellectual Property Rights which, if determined unfavorably with respect to the interests of the Company would have a Material Adverse Effect;

            (d) the Company is unaware of any patent, trademark, copyright or other intellectual property license to which the Company is a party as licensor or licensee, which has been revoked, terminated or canceled, or which is likely or subject to being revoked, terminated or canceled, where the revocation, cancellation or termination would have a Material Adverse Effect; and

            (e) the Company has not been notified or advised, has not been the recipient of a claim, or is otherwise not aware, that any activity of the Company infringes or violates the patent, trademark, copyright or other intellectual property right of any third party.

                                   ARTICLE IV


           REPRESENTATIONS AND WARRANTIES OF TAYLOR AND FORD

      (A) Taylor and Ford hereby represent and warrant, severally and not jointly, to the Buyer that:

      4.1 AUTHORIZATION. This Agreement has been duly and validly authorized by it and constitutes its valid and binding agreement and is enforceable against it in accordance with its terms.

      4.2 GOVERNMENTAL AND COURT AUTHORIZATION. The execution, delivery and performance by it of this Agreement requires no consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or other authority that has not been obtained or made.

      4.3 NON-CONTRAVENTION. The execution, delivery and performance by it of this Agreement do not and will not (i) contravene or conflict with or constitute a violation of any provision of any federal or state law, regulation, judgment, injunction, order or decree binding upon or applicable to it, (ii) require any consent, approval or other action by any Person, or (iii) result in the creation or imposition of any Encumbrances on the Taylor Shares or the Ford Shares.






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      4.4   TITLE  TO  SHARES.  It is the  owner  of,  and each  has  valid  and marketable title to, the ommon Stock proposed to be sold by it, free and clear of all Encumbrances. There is no litigation pending or threatened which questions the validity of the ownership of the shares of Common Stock to be sold to it pursuant to the terms of this Agreement. Upon delivery of the such shares to be sold by it, and payment of the purchase price for such shares, the Buyer shall receive good and marketable title to such shares free and clear of any Encumbrances.

      4.5 NO BROKERS. It has not taken any action which would give rise to any claim by any Person for brokerage commissions, finders' fees or similar payments by the Buyer to this Agreement or to the transactions contemplated thereby.

      (B) Ford represents and warrants to the Buyer that it has (A) no reason to believe that the representations and warranties of the Company contained herein or any information in the SEC Documents are not true and correct and (B) no knowledge of any material fact, condition or information not disclosed in the SEC Documents which could have a Material Adverse Effect and (ii) the sale of the Securities by it pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the SEC Documents.


                                    ARTICLE V


                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

      The Buyer hereby represents and warrants, to the Company, Taylor and Ford as of the date hereof that:

      5.1 ORGANIZATION; EXISTENCE. The Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Buyer has all necessary corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now being conducted.

      5.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by the Buyer of this Agreement and the Registration Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby are within the Buyer's corporate powers and have been duly authorized by all necessary corporate or other action on the part of the Buyer.

      5.3 GOVERNMENTAL AND COURT AUTHORIZATION. The execution, delivery and performance by the Buyer of this Agreement and the Registration Agreement require no consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or authority that has not been obtained or made.

      5.4 NON-CONTRAVENTION. The execution, delivery and performance by the Buyer of this Agreement and the Registration Agreement do not and will not (A) contravene or conflict with the certificate of incorporation or bylaws of it or
(B) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to it.


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



      5.5   PURCHASE FOR INVESTMENT; LEGENDS.

      (a) The Securities are being acquired for its own account, and not with a view to the public distribution of such Company Securities in violation of the Securities Act. Notwithstanding the foregoing, the Buyer shall have the right at all times to sell or otherwise dispose of all or any part of the Securities pursuant to a registration, or exemption therefrom, under the Securities Act. It is an "accredited investor" as defined in Rule 501 under the Securities Act.

      (b) Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or substitution thereof) shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.


      5.6   RELIANCE  ON  TAYLOR.  Except for the  representations  set forth in
Article IV hereof, the Company is not relying on any other information supplied by Taylor, or anyone in their capacity as Taylor's agent, in connection with its investment in the Securities pursuant to this Agreement.



                                   ARTICLE VI


                                    COVENANTS

      6.1 REGISTRATION. If and to the extent required by the Registration Agreement, the Company agrees that it will register any or all of the Securities (and any or all securities issued in exchange thereof or substitution thereof) for sale under federal and state securities laws in accordance with the Registration Agreement.

      6.2 BOARD REPRESENTATION. The Company, Ford and the Buyer shall take all action within their respective powers, including without limitation, the voting of all their respective shares of Common Stock, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Board of Directors, the waiving of notice and the attending of meetings, so as to cause the Board of Directors of the Company to have as directors commencing on the date hereof (a) Keith Hart so long as he becomes and remains Chief Executive Officer of the Company; (b) Garo Amen or one of his designees; (c) one representative designated by Ford; (d) one representative designated by the Buyer so long as the Buyer owns shares of Common Stock and/or securities convertible or exercisable into or exchangeable for shares of Common Stock in an amount equal to 40% of the aggregate number of shares of Common Stock and securities convertible and exercisable into and exchangeable for


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


shares of Common Stock purchased by the Buyer pursuant to this Agreement and the Warrant, and (e) upon the completion by the Company of a future equity or debt financing between the Company and a third-party investor, a representative designated by such third party investor of the Company. The Company shall reimburse each director of the Company for reasonable expenses incurred in attending each meeting of the Board of Directors or any committee thereof.

      6.3 PROCEEDS OF FINANCING. The proceeds of the sale of the Notes shall be used by the Company solely for (i) general operating expenses of the Company and (ii) to hire additional marketing employees for the Company. The portion of the proceeds of the sale of the Ford Shares which would have otherwise been received by Richard C. Ford, as such portion is set forth opposite Mr. Ford's name on Schedule II hereto, shall be delivered directly to the Company in partial satisfaction of loans made to Mr. Ford by the Company. Except for the Agreement in Partial Settlement of T/F Purifiner, Inc. Issues (the "Settlement Agreement"), the Company will not use any of the proceeds from the sale of the Note for the repayment of any loans made to any shareholder of the Company or dividends or other Restricted Payments (as defined in Section 6.5 below).

      6.4 TRANSACTIONS WITH AFFILIATES. So long as the Note is outstanding, without the Buyer's written consent, the Company shall not conduct any business or enter into any transaction or series of similar transactions with any Affiliate of the Company or any legal or beneficial owner of 5% or more of any class of capital stock of the Company with an affiliate of such owner unless the terms of such business, transaction or series of transactions are set forth in writing and as favorable to the Company as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's length dealings with an unrelated third person. Notwithstanding the foregoing, so long as the Note is outstanding the Company shall not make, or cause any other party to make, any loans to any shareholders of the Company.

      6.5 RESTRICTED PAYMENTS. So long as the Note is outstanding, the Company will not, without the prior written consent of the Buyer, (i) declare or pay any dividend or make any other payment or distribution on account of any capital stock of the Company, (ii) purchase redeem or otherwise acquire or retire for value any capital stock of the Company or (iii) except for the Settlement Agreement, purchase, redeem, defease or otherwise acquire or retire for value any indebtedness that is subordinate or pari passu to the Note (each a "RESTRICTED PAYMENT").



                                   ARTICLE VII


                               CLOSING DELIVERIES

      Simultaneously with the execution and delivery of this Agreement, the following deliveries shall be made:

      7.1 REGISTRATION RIGHTS AGREEMENT. The Buyer and the Company shall enter into the Registration Agreement.


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      7.2   REIMBURSEMENT.  The Company shall have  reimbursed the Buyer for its out-of-pocket  costs and expenses incurred in connection with the closing of the
transactions   contemplated  by  this  Agreement  and  the  Registration  Rights
Agreement, including without limitation, all out-of-pocket costs and expenses incurred by the Buyer in connection with the Buyer's legal assessment of patents and any litigation relating to the Company's patents; provided, however, that such in no event shall reimbursement for out-of-pocket costs and expenses relating to patent issues exceed $10,000.


      7.3 OFFICER'S CERTIFICATE. The Company shall deliver a certificate from its Secretary attesting to the authenticity of the following documents: (i) the certificate of incorporation of the Company; (ii) the by-laws of the Company;
(iii) the resolutions of the Company authorizing the sale of the Note and Warrant; and (iv) the form of certificate for Common Stock (representing shares of Common Stock equal to the sum of the Taylor Shares and the Ford Shares).

      7.4 OPINION. The Company shall cause Atlas, Pearlman, Trop & Borkson, P.A., to deliver to the Buyer an opinion in the form attached hereto as Exhibit D.

      7.5 AMENDMENT TO ESCROW AGREEMENT. Taylor, the Company, Richard C. Ford and the Escrow Agent shall enter into and deliver to the Buyer an amendment to that Escrow Agreement dated March 7, 1997 among said parties in the form attached hereto as Exhibit E.



                                  ARTICLE VIII


                            SURVIVAL; INDEMNIFICATION

      8.1 SURVIVAL. The covenants, agreements, representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing.

      8.2 INDEMNIFICATION. (a) The Company shall indemnify and hold harmless the Buyer (and its directors, officers, employees, Affiliates and permitted assigns) from and against all losses, liabilities, charges, damages, deficiencies, costs and expenses (including interest, penalties and attorney's fees and disbursements) (collectively, "LOSS"), sustained or incurred by the Buyer based upon or arising out of (i) any inaccuracy or defect or breach of any representation or warranty by the Company in this Agreement or (ii) any failure by the Company to perform or observe any term or covenant of this Agreement or the Registration Agreement required to be performed by it, and will reimburse the Buyer for any reasonable legal or other expenses incurred by it in connection with the investigating or defending of any Loss.

      (b) Taylor shall indemnify and hold harmless the Buyer (and its directors, officers, employees, Affiliates and permitted assigns) from and against all Loss sustained or incurred by the Buyer based upon or arising out of
(i) any inaccuracy or defect or breach of any representation or warranty by Taylor in this Agreement, or (ii) any failure by Taylor to perform or observe any term or covenant of this Agreement required to be performed by it, and will reimburse the Buyer for any reasonable legal or other expenses incurred by it in connection with the investigating or defending of any Loss.

      (c) Ford shall indemnify and hold harmless the Buyer (and its directors, officers, employees, Affiliates and permitted assigns) from and against all Loss sustained or incurred by the Buyer based upon or arising out of (i) any inaccuracy or defect or breach of any representation or warranty by Ford in this Agreement, or (ii) any failure by Ford to perform or observe any term or covenant of this Agreement required to be performed by it, and will reimburse the Buyer for any legal or other expenses incurred by it in connection with the investigating or defending of any Loss. In addition, Ford shall indemnify and hold harmless the Buyer from and against 50% of all Loss sustained or incurred by it based upon or arising out of any inaccuracy or defect or breach of any representation or warranty by the Company in this Agreement and will reimburse the Buyer in such 50% pro rata portion for any reasonable legal or other expenses incurred by it in connection with the investigating or defending of any Loss.

                                   ARTICLE IX

                                  MISCELLANEOUS

      NOTICES. All notices, requests and other communications to any part hereunder shall be in writing (including telecopy or similar writing) and shall be effective upon receipt and shall be given, if to the Buyer, to:

                        Quantum Industrial Partners LDC
                        c/o Curacao Corporation Company, N.V.
                        Kaya Flamboyan
                        Willemstad, Curacao
                        Netherlands, Antilles
                        Fax: 599-9-322-001

                        with a copy to:

                        Soros Fund Management
                        888 Seventh Avenue
                        New York, New York  10106
                        Attention: Robert Soros
                        Fax: (212) 664-0544

                        and

                        Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                        590 Madison Avenue
                        New York, New York  10022
                        Attention: Edward D. Sopher
                        Fax: (212) 872-1002

                        If the Company to:

                        T/F Purifiner, Inc.
                        3036 High Ridge Road
                        Suite 100
                        Boyton Beach, Florida  33426
                        Attention:  Keith T.J. Hart
                        Fax:  (561) 547-4025

                        with a copy to:

                        Atlas, Pearlman, Trop & Borkson, P.A.
                        New River Center - Suite 1900
                        200 East Los Olas Boulevard
                        Fort Lauderdale, Florida  33301
                        Attention:  Jim Schneider
                        Fax:  (954) 523-1952

                        If to Taylor to:

                        James W. Taylor
                        c/o Taylor Made Group
                        66 Kingsboro Avenue
                        P.O. Box 1190
                        Gloversville, New York  12078
                        Fax:  (518) 725-4335

                        with a copy to:

                        Bond, Schoeneck & King, LLP
                        One Lincoln Center
                        Syracuse, New York  13202
                        Attention:  James N. Seeley
                        Fax:  (315) 422-3598

                        If to Ford to:

                        Richard C. Ford
                        4720 S. Ocean Blvd.
                        Highland Beach, Florida  33487

                        with a copy to:

                        Atlas, Pearlman, Trop & Borkson, P.A.
                        New River Center - Suite 1900
                        200 East Los Olas Boulevard
                        Fort Lauderdale, Florida  33301
                        Attention:  Jim Schneider
                        Fax:  (954) 523-1952


or to such other address or Person as any of the parties may designate by written notice hereunder.

      9.2   AMENDMENTS: NO WAIVERS.

      (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Buyers and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

      (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law;

      9.3 EXPENSES. Subject to the proviso contained in Section 7.3, all reasonable costs and expenses incurred by the Buyer in connection with this Agreement and the Registration Agreement shall be paid by the Company. Each of the Company, Taylor and Ford shall pay its own expenses incurred in connection with this Agreement.

      9.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

      9.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      9.6 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

      9.7 ENTIRE AGREEMENT. This Agreement and the Registration Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

      9.8 JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought against any of the parties in the courts of the State of New York in New York City, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York.

      9.9 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.

                              QUANTUM INDUSTRIAL PARTNERS LDC


                              By:   /s/   Sean C. Warren
                                 ---------------------------------------
                                    Name:   Sean C. Warren
                                    Title:  Attorney-in-fact


                              T/F PURIFINER, INC.


                              By:   /s/   Keith T.J. Hart
                                 ---------------------------------------
                                    Name:   Keith T.J. Hart
                                    Title:  President


                              RICHARD C. FORD


                              By:  /s/   Richard J. Ford
                                 ---------------------------------------
                                   Richard J. Ford
                                   Attorney-in-Fact


                              JENNIFER ROE FORD


                              By:  /s/   Richard J. Ford
                                 ---------------------------------------
                                   Richard J. Ford
                                   Attorney-in-Fact


                               /s/   Richard J. Ford
                              ------------------------------------------
                              Richard J. Ford


                              TRACI FORD


                              By:  /s/   Richard J. Ford
                                 ---------------------------------------
                                    Richard J. Ford
                                    Attorney-in-Fact

                              JAMES W. TAYLOR


                               /s/   John E. Taylor
                              ------------------------------------------
                              John E. Taylor
                              Attorney-in-Fact


                               /s/   John E. Taylor
                              ------------------------------------------
                              John E. Taylor


                              MARGARET A. TAYLOR


                              By:  /s/   John E. Taylor
                                 ---------------------------------------
                                    John E. Taylor
                                    Attorney-in-Fact


                              BARBARA A.B. TAYLOR


                              By:  /s/   John E. Taylor
                                 ---------------------------------------
                                   John E. Taylor
                                   Attorney-in-Fact

                                PROMISSORY NOTE


                                                              New York, New York
US$2,000,000                                                  June 19, 1997


               FOR VALUE RECEIVED, the undersigned, T/F PURIFINER, INC. (the "Maker") unconditionally promises to pay to the order of QUANTUM INDUSTRIAL PARTNERS LDC or its assigns (the "Holder") on the Termination Date (as defined below) at such place or to such bank account in the United States of America as the Holder may from time to time direct in lawful money of the United States of America and in immediately available funds, the principal amount (the "Principal Amount") of TWO MILLION DOLLARS ($2,000,000). The Termination Date shall mean with respect to this promissory note (this "Note") the date which is six months from the date hereof.

               Any amounts that have become due and payable hereunder and remain unpaid by the Maker shall accrue interest thereafter until payment in full of such amounts at the rate of twelve percent (12%) (the "Default Rate") per annum and shall be payable upon demand by the Holder. Interest shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the date such interest becomes due and payable, but in no case shall the interest rate exceed the maximum rate allowed by law. The Default Rate shall be effective both before and after any judgment as may be rendered in a court of competent jurisdiction; provided, however, that if such Default Rate is deemed to be interest in excess of the amount permitted to be charged to Maker under applicable law, Holder shall be entitled to collect a Default Rate only at the highest rate permitted by law, and any interest actually collected by Holder in excess of such lawful amount shall be deemed a payment in reduction of the Principal Amount then outstanding under this Note and shall be so applied.

               This Note can be prepaid at any time without premium or penalty. This note is also subject to mandatory prepayment prior to the Termination Date upon the Maker's consummation of any public offering of either debt or equity securities.

               All payments due under this Note are payable in lawful money to Holder at Curacao Corporation Company, N.V., Kaya Flamboyan, Willemstad, Curacao, Netherlands, Antilles or at such other place as Holder or other holder hereof shall notify the Maker in writing.

               All payments received by Holder on this Note shall be applied by Holder as follows: first, to the payment of delinquency or "late" charges, if any; and second, to the reduction of the Principal Amount.

               The payment obligations represented by this Note shall be subordinate to any indebtedness of the Maker for cash advanced by any bank or financial institution ("Bank Debt") but shall rank at least pari passu with all other indebtedness of the Maker. The Maker hereby covenants that it will not issue, directly or indirectly, any debt which is senior to the indebtedness represented by this Note unless such indebtedness is Bank Debt.

               The occurrence of any of the following events or conditions shall constitute an event of default (each an "Event of Default") with respect to the Maker under this Note:

               (a) Any amounts due under any of this Note are not paid on the day after the due date therefore;

               (b) The Maker (i) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

               (c) The Maker shall fail to perform any agreement or covenant on its part contained herein or in the Securities Purchase Agreement, dated as of June 19, 1997, among the Maker, the Holder and other signatories thereto.

               Upon the occurrence and during the continuance of an Event of Default, the Holder will have the option, upon notice to the Maker, of declaring the Principal Amount hereunder together with unpaid accrued Default Interest thereon, if any, to be immediately due and payable.

               The Maker agrees to pay on demand all of the Holder's costs and expenses, including, without limitation, reasonable attorneys' fees, in connection with the collection of any sums due to the Holder and the enforcement or protection of its rights or interests hereunder.

               No failure on the part of Holder or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right which Holder may have, whether by the laws of the State of New York, by agreement or otherwise; and Maker hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

               The Maker may not assign any of its rights or delegate any of its obligations under this Note (or any part thereof) without the prior written consent of the Holder.

               Maker represents, warrants and covenants to Holder that it shall use its best efforts to repay this Note in accordance with the terms hereof.

               The Maker hereby waives diligence, presentment, protest, demand, and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

               It is the intention of the parties to conform strictly to applicable usury laws from time to time in force, and all agreements between Maker and Holder, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Holder or the holder hereof, or collected by Holder or such holder, for the use, forbearance, or detention of the money to be lent hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any other document pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Holder or other holder hereof shall ever receive an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury law shall be applied to the reduction of the Principal Amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid principal amount and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Maker or to any other person making such payment on Maker's behalf. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Maker and Holder.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.


                              T/F PURIFINER, INC.



                                /s/  Keith T.J. Hart
                              --------------------------------------------------
                              Name:  Keith T.J. Hart
                              Title:  President

                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (the "Agreement") is made and entered into as of this 19th day of June, 1997, by and between T/F PURIFINER, INC., a Delaware corporation (the "Company"), and QUANTUM INDUSTRIAL PARTNERS LDC, a Cayman Islands limited duration company (the "Investor").

            This Agreement is made pursuant to the Securities Purchase Agreement, dated as of June 19, 1997, by and among the Company, the Investor and the other signatories thereto (the "Securities Purchase Agreement"). In order to induce the Investor to enter into the Securities Purchase Agreement, the Company has agreed to provide registration rights with respect to (i) the shares of common stock, par value $.001 per share (the "Common Stock"), of the Company issued to the Investor pursuant to the Securities Purchase Agreement and (ii) the shares of Common Stock issued or issuable upon exercise of the warrant issued to the Investor pursuant to the Securities Purchase Agreement.

            The parties hereby agree as follows:

1.     Securities Subject to this Agreement
       ------------------------------------

            The term "Registrable Securities" shall mean (i) shares of the Company's common stock, par value $.001 per share (the "Common Stock"), issued and sold to the Investor pursuant to the Securities Purchase Agreement, (ii) shares of Common Stock issuable upon exercise of the warrant (the "Warrant") issued to the Investor pursuant to the Securities Purchase Agreement, that are from time to time held by the Investor or any subsequent holder thereof (together with the Investor, the "Holders") and (iii) shares of Common Stock issued or issuable to the Holders by way of a dividend, stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or otherwise; provided, that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall cease to be outstanding or (c) they are distributed to the public pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

2.     Demand Registration
       -------------------

            (a) REQUEST FOR REGISTRATION. At any time after the date hereof, the Holders of a majority of the Registrable Securities (the "Majority Holders") may make a written request for registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to this Section 2 of all or part of its Registrable Securities (a "Demand Registration"); provided, that the Company need effect only three (3) such Demand Registrations. Such request shall specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Unless the Majority Holders requesting such Demand Registration shall consent in writing, no other parties (except other Holders) shall be permitted to offer securities under any such Demand Registration.

            (b) EFFECTIVE REGISTRATION AND EXPENSES. A registration will not count as a Demand Registration until it has become effective. In any registration initiated as a Demand Registration, the Company will pay all Registration Expenses (as hereinafter defined) in connection therewith, whether or not it becomes effective.

            (c) SELECTION OF UNDERWRITERS. If the Majority Holders requesting a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. If any Demand Registration is in the form of an underwritten offering, the Majority Holders requesting such Demand Registration will select and obtain the investment banker or investment bankers that will administer the offering.

3.     Registration on Form S-3
       ------------------------

            (a) REQUEST FOR REGISTRATION. In addition to Demand Registrations, at any time after the Company shall be eligible to register securities under Form S-3 under the Securities Act, the Majority Holders may make a written request for registration on Form S-3 (or any equivalent successor form under the Securities Act) pursuant to this Section 3 of all or part of its Registrable Securities (an "S-3 Demand Registration"); provided, that the Company need effect only two (2) such S-3 Demand Registrations in a calendar year. Such request shall specify the number of shares of the issue of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Unless the Majority Holders requesting a S-3 Demand Registration shall consent in writing, no other parties (except other Holders) shall be permitted to offer securities under any such S-3 Demand Registration.

            (b) EXPENSES. The Company will pay all Registration Expenses in connection with any S-3 Demand Registration.

            (c) SELECTION OF UNDERWRITERS. If the Majority Holders requesting a Demand Registration so elects, the offering of such Registrable Securities pursuant to such S-3 Demand Registration shall be in the form of an underwritten offering. If any S-3 Demand Registration is in the form of an underwritten offering, the Majority Holders requesting a Demand Registration will select and obtain the investment banker or investment bankers that will administer the offering.

4.     Piggy-Back Registration
       -----------------------

            (a) REQUEST FOR REGISTRATION. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of security (other than a registration statement on Form S-4 or S-8 or successor forms thereto), then the Company shall in each case give written notice of such proposed filing to each Holder at least twenty days before the anticipated filing date, and such notice shall offer (except as otherwise contemplated by Section 4(b)) each Holder the opportunity to register (a "Piggy-Back Registration") such number of shares of Registrable Securities as such Holder may request.

            (b) PRIORITY ON PIGGY-BACK REGISTRATIONS. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Registrable Securities of the Holders to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Holders that the inclusion of such Registrable Securities would materially and adversely affect the success or offering price of, or materially increase the consideration (including commissions) to be paid to the underwriter in connection with, such offering, then the amount of securities to be offered for the accounts of the Holders shall be reduced pro rata (or eliminated entirely) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter; provided, that if securities similar to those represented by the Registrable Securities are being offered for the account of other Persons (as defined herein) as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other Persons other than the Company over the amount of securities they intended to offer. Unless a majority of the Holders registering Registrable Securities hereunder shall consent in writing, no other parties (except the Company and the other parties set forth on Schedule I hereto pursuant to registration rights granted prior to the date hereof) shall be permitted to offer securities pursuant to such Piggy-Back Registration.

            (c) EXPENSES. The Company will pay all Registration Expenses in connection with any Piggy-Back registration.

5.     Holdback Agreement
      ------------------

            The Company agrees (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by either the Company or any subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or all or substantially all of the assets of any other individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or subdivision thereof (each, a "Person") or in connection with an employee stock option or benefit plan), during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement in which the Holders are participating or the commencement of a public distribution of the Registrable Securities; and (ii) that any agreement entered into after the date of this agreement pursuant to which the Company issues or agrees to issue any securities similar to the Registrable Securities (other than pursuant to an effective registration statement) shall contain a provision under which any holders of at least one percent (1%) of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act.

6.     Registration Procedures
       -----------------------

            Whenever any Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will, within ten (10) days of the receipt of such request, give written notice of such request to all Holders and use its best efforts to effect the registration and the sale of all Registrable Securities which all Holders request to be registered under the Securities Act, as provided herein, and as expeditiously as possible:

            (a) prepare and file with the Securities and Exchange Commission (the "Commission"), not later than 60 days after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such issue of Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective as promptly as practicable thereafter; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by each seller of Registrable Securities copies of all such documents proposed to be filed and (ii) notify each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all actions required to prevent the entry of such stop order or to remove it if entered;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Securities to be included in a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d),
      (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction, but the Company will be required to consent to service of process in actions arising out of or in connection with the sale of the Registrable Securities or any violation of state securities laws;

            (e) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by any other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

            (f) notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities;

            (h) use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters with respect to offerings of such type as the Holders may reasonably request;

            (i) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

            (j) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

           Each seller of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(f) hereof, the seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(f) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 6(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(f) hereof to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(f) hereof.

7.     Preparation; Reasonable Investigation.
       --------------------------------------

            In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each seller of Registrable Securities, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such sellers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

8.     Registration Expenses
       ---------------------

            All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and their independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company, fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the sellers of Registrable Securities incurred in connection with each registration hereunder (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities) and any out-of-pocket expenses of the sellers of Registrable Securities (or the agents who manage their accounts) (all such expenses being herein referred to as "Registration Expenses"), will be borne by the Company.

9.     Indemnification; Contribution
       -----------------------------

            (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, each seller of Registrable Securities, its officers, directors and agents and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable fees and expenses of counsel) ("Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by, contained in, or, with respect to any material omission, omitted from any information with respect to such seller furnished in writing to the Company by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller with a sufficient number of copies of the same. The Company will also indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Securities.

            (b) INDEMNIFICATION BY SELLER OF REGISTRABLE SECURITIES. In connection with any registration statement in which a seller of Registrable Securities is participating, each such seller will furnish to the Company in writing such information with respect to such seller as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company

(within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that any untrue statement is contained in information with respect to such seller furnished in writing by such seller expressly for use therein. In no event shall the liability of any seller of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such seller upon the sale of such seller's Registrable Securities in connection with any registration statement giving rise to such indemnification obligation.

            (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (each, an "Indemnified Party") agrees to give prompt written notice to the indemnifying party (each, an "Indemnifying Party") after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement (but the failure to give such notice will not affect the right to indemnification or contribution hereunder unless the Indemnifying Party is materially prejudiced by such failure) and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses (regardless of whether it is ultimately determined that an Indemnified Party is entitled to indemnification hereunder). Such Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party,
(ii) the Indemnifying Party shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred). An Indemnifying Party shall not settle, compromise or consent to the entry of any judgment in any proceeding without the Indemnified Party's prior written consent, unless the terms of such settlement, compromise or consent include an unconditional release of each Indemnified Party from all liability or loss arising out of such proceeding.

            (d) CONTRIBUTION. If for any reason the indemnity provided for in this Section 9 is unavailable to, or is insufficient to hold harmless, an Indemnified Party, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnified Party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other but also the relative fault of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties; and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            If indemnification is available under this Section 9, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Section 9(a) and (b) without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 9(d).

10.    Rule 144
       --------

            The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

11.    Miscellaneous
       -------------

            (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement, including, without limitation, entering into any agreement which would permit the registration of any securities to the exclusion of any portion of the Registrable Securities, unless such exclusion is first waived in writing by the Holders, as the case may be. Without limiting the generality of the foregoing, any registration rights hereafter granted by the Company shall be subordinate to the registration rights granted under this Agreement, and the Company shall obtain the written agreement of each Person to whom such other registration rights may be granted or may become available to such effect. The Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person.

             (b) REMEDIES. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

             (c) NOTICES. All notices, requests and other communications to any part hereunder shall be in writing (including telecopy or similar writing) and shall be effective upon receipt and shall be given, if to the Investor, to:

                        Quantum Industrial Partners LDC
                        c/o Curacao Corporation Company, N.V.
                        Kaya Flamboyan
                        Willemstad, Curacao
                        Netherlands, Antilles
                        Fax: 599-9-322-001

                        with a copy to:

                        Soros Fund Management
                        888 Seventh Avenue
                        New York, New York 10106
                        Attention:  Robert Soros
                        Fax: (212) 664-0544

                        and

                        Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                        590 Madison Avenue
                        New York, New York 10022
                        Attention: Edward D. Sopher
                        Fax: (212) 872-1002

                        If to the Company to:

                        T/F Purifiner, Inc.
                        3036 High Ridge Road
                        Suite 100
                        Boyton Beach, Florida  33426
                        Attention:  Keith T.J. Hart
                        Fax:  (561) 547-4025

                        with a copy to:

                        Atlas, Pearlman, Trop & Borkson, P.A.
                        New River Center - Suite 1900
                        200 East Los Olas Boulevard
                        Fort Lauderdale, Florida  33301
                        Attention:  Jim Schneider
                        Fax:  (954) 523-1952

If to a Holder, at the most current address, with a copy to be sent to each additional address given by such Holder to the Company in writing.

            (d)    AMENDMENTS: NO WAIVERS.

                  (i) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Majority Holders and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law;

            (e) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

            (f)    GOVERNING  LAW.  THIS   AGREEMENT   SHALL   BE  CONSTRUED  IN
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            (g) COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

            (h) ENTIRE AGREEMENT. This Agreement and the Securities Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.

            (i) JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought against any of the parties in the courts of the State of New York in New York City, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York.

            (j)    CAPTIONS.    The   captions   herein   are   included   for
convenience of reference only and shall be ignored in the construction or interpretation hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.

                              QUANTUM INDUSTRIAL PARTNERS LDC


                              By:   /s/ Sean C. Warren
                                  -------------------------------
                                    Name:   Sean C. Warren
                                    Title:  Attorney-in-fact


                               T/F PURIFINER, INC.


                              By:   /s/ Keith T.J. Hart
                                  ------------------------------
                                    Name:   Keith T.J. Hart
                                    Title:  President

      The security represented by this Certificate has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and may not be transferred or otherwise disposed of unless it has been registered under the Securities Act or an exemption from registration is available.


                               T/F PURIFINER, INC.

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------


                                                     Certificate No. W-   1
                                                                       -------

            FOR VALUE RECEIVED, T/F Purifiner, Inc., a Delaware corporation (the "CORPORATION"), hereby grants to Quantum Industrial Partners LDC or its registered assigns (the "REGISTERED HOLDER" or "HOLDER") this warrant (the "WARRANT") to purchase, in accordance with the terms set forth herein, 500,000 shares of the Corporation's Common Stock, par value $.001 per share (the "COMMON STOCK"). This Warrant is issued pursuant to the Securities Purchase Agreement, dated as of June 19, 1997 (the "PURCHASE AGREEMENT"), by and among the Corporation, the other signatories thereto and Quantum Industrial Partners LDC (the "PURCHASER"). Each capitalized term used in this Warrant which is defined in the Purchase Agreement but not otherwise defined herein has the meaning given such term in the Purchase Agreement.

            This Warrant is subject to the following provisions:

            Section 1. WARRANT TERMS. The Warrant is for the purchase of up to FIVE HUNDRED THOUSAND (500,000) shares of Common Stock (the "Warrant Amount") at a price per share equal to the then applicable Exercise Price. Subject to the provisions of Section 2, the "Exercise Price" shall be $2.75 per share (the
"Exercise Price"). This Warrant will expire on December 31, 2000 (the "Expiration Date").

            Section 2. ANTI-DILUTION PROVISIONS. In order to prevent dilution of the purchase rights granted under Section 1 of this Warrant, the Exercise Price and the number of shares of Common Stock purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as set forth herein.

                  (a) If and whenever the Corporation issues or sells, or in accordance with Section 2(b) is deemed to have issued or sold, any shares of its Common Stock (other than shares issued pursuant to the Corporation's 1996 Stock Option Plan and other than options and warrants outstanding on the date hereof and set forth on Schedule I attached hereto) for a consideration per share less than (a) the Exercise Price in effect immediately prior to the time of such issue or sale or (b) Market Price determined as of the date of such issue or sale, then immediately upon such issue or sale the Exercise Price shall be reduced to whichever of the following Exercise Prices is lower:

                        (1) the Exercise Price determined by dividing (A) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding (as defined in Section 2(g)) immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Corporation upon such issue or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; or

                        (2) the Exercise Price determined by multiplying the Exercise Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price determined as of the date of such issuance or sale, plus (B) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  (b) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Section 2(a), the following shall be applicable:

                        (1)   If the  Corporation  in any manner grants or sells
            any Options (as defined in Section 2(g)) and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities (as defined in Section 2(g)) issuable upon exercise of such Options, is less than (A) the Exercise Price in effect immediately prior to the time of the granting or sale of such Options or (B) the Market Price determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                        (2) ISSUANCE OF CONVERTIBLE SECURITIES. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than (A) the Exercise Price in effect immediately prior to the time of such issue or sale or (B) the Market Price determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible
            Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments  of the  Exercise  Price  had  been  or  are to be  made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                        (3) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be immediately adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; PROVIDED, that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Corporation to all holders of the Shares. For purposes of this Section 2(b), if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this

            Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; PROVIDED that no such change shall at any time cause the Exercise Price hereunder to be increased.

                        (4) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Exercise Price then in effect hereunder shall be adjusted immediately to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued; PROVIDED that if such expiration or termination would result in an increase in the Exercise Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to the Holder. For purposes of this Section 2(b), the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of such Warrant.

                        (5) CALCULATION OF CONSIDERATION RECEIVED. If any Common
            Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined by the Board of Directors of the Corporation.

                        (6) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Board of Directors of the Corporation shall determine in good faith the consideration for such Option.


                        (7) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary (as defined in Section 2(g)), and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                        (8) RECORD DATE. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (c) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (d) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as such Holder would have received in connection with such Organic Change if such Holder had exercised this Warrant immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the Majority Warrant Holders) to insure that the provisions of this Section 2 shall thereafter be applicable to this Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate  adjustment  of the  Exercise  Price to the value for the Common Stock
reflected  by  the  terms  of  such   consolidation,   merger  or  sale,  and  a
corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of this Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Majority Warrant Holders), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (e) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) other than the grant of options to purchase Common Stock pursuant to the Corporation's 1996 Stock Option Plan, then the Corporation's Board of Directors shall make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder; PROVIDED that no such adjustment shall increase the Exercise Price as otherwise determined pursuant to this Section 2 or decrease the number of shares of Common Stock issuable upon exercise of this Warrant.

                  (f) NOTICES. Immediately upon any adjustment of the Exercise Price, the Corporation shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment. The Corporation shall give written notice to the Holder at least 20 days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Corporation shall also give written notice to the Holder at least 20 days prior to the date on which any Organic Change shall take place.

                  (g)    DEFINITIONS.

                  "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(b)(1) and 2(b)(2) whether or not the Options or Convertible Securities are actually exercisable at such time.

                  "CONVERTIBLE SECURITIES" means any stock or securities of the Corporation directly or indirectly convertible into or exchangeable for Common Stock.

                  "MAJORITY WARRANT HOLDERS" means the holders of more than 50% of all shares of Common Stock underlying this Warrant initially issued to the Holders.

                  "MARKET PRICE" means the average of the closing prices of shares of the Common Stock's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day shares of the Common Stock are not quoted in the NASDAQ System, the "Market Price" shall be the fair value thereof determined in good faith by the Board of Directors of the Corporation. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the Majority Warrant Holders. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

                  "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities other than options (i) granted pursuant to the Corporation's 1996 Stock Option Plan or (ii) set forth on Schedule I hereto.

                  "SUBSIDIARY" means, with respect to the Corporation, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more Subsidiaries of the Corporation or a combination thereof. For purposes hereof, the Corporation shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if the Corporation shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

                  (h) NUMBER OF SHARES. Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 2, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to adjustment by the Exercise Price in effect immediately prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.


            Section 3.   EXERCISE OF WARRANT.

                  (a) The Holder shall have the right to exercise all or a portion of this Warrant:

                        (i) at any time and from time to time on or prior to the Expiration Date, by surrendering at the principal office of the Corporation this Warrant and a completed Exercise Agreement (in the form of Exhibit I hereto) and by paying the Exercise Price by check or wire transfer to an account designated by the Corporation as to the number of shares of Common Stock as to which the Warrant is being exercised (the "Exercise Amount") and receiving in exchange therefor the number of shares of Common Stock equal to the Exercise Amount;

                        (ii) at any time and from time to time on or prior to the Expiration Date, by surrendering at the principal office of the Corporation this Warrant and a completed Exercise Agreement (in the form of Exhibit I hereto) and receiving in exchange therefor the number of shares equal to the product of the Exercise Amount multiplied by a fraction, the numerator of which is the Market Price (as defined in Section 2(g)) less the Exercise Price and the denominator of which is such Market Price; and/or

                        (iii) at any time and from time to time on or prior to the Expiration Date, by surrendering at the principal office of the Corporation this Warrant and a completed Exercise Agreement (in the form of Exhibit I hereto) and by surrendering shares of Common Stock of the Corporation valued at the Market Price and receiving in exchange therefor the number of shares of Common Stock equal to the Exercise Amount.

                  (b) A Holder may use one or more of the methods of exercise outlined in Section 3(a) when exercising this Warrant so long as the completed Exercise Agreement accurately states which method or methods such Holder intends to use and the number of shares as to which each such method will be used.

                  (c) Certificates for shares of Common Stock acquired through exercise of this Warrant shall be delivered by the Corporation to the Holder within five (5) business days after receipt by the Corporation of the items required by Section 3(a) for the respective method or methods of exercise. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Corporation shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to such Holder.

                  (d) The Common Stock issuable upon exercise of this Warrant shall be deemed to have been issued to the Holder on the date by which the Corporation receives the completed Exercise Agreement and payment of the Exercise Price, if any, and such Holder shall be deemed for all purposes to have become the record holder of such Common Stock on such date.

                  (e) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such exercise and the related issuance of shares of Common Stock.

                  (f) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as are issuable upon exercise of this Warrant. All such shares of Common Stock shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). In addition, prior to the issuance of any Common Stock upon an exercise of this Warrant, the Company shall at its expense procure the listing of such Common Stock which shall be issued upon exercise of this Warrant as then may be required on all stock exchanges or interdealer quotation systems on which the Common Stock is then listed and shall maintain such listing if and so long as any shares of the Common Stock shall be listed on such stock exchanges or interdealer quotation systems.

            Section 4. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder; upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Corporation.

            Section 5. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Corporation, for new Warrants, substantially identical hereto, representing in the aggregate the rights formerly represented by this Warrant, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Corporation initially issues this Warrant shall be the date of issuance of such new Warrants regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

            Section 6. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if such Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate, substantially identical hereto, representing the rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            Section 7. SUCCESSORS AND ASSIGNS. This instrument is intended to bind and inure to the benefit of and be enforceable by the Investor and his respective heirs, successors and assigns.

            Section 8. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended only if the Corporation has obtained the written consent of the Holder.

            Section 9. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Corporation and its stockholders. All other questions concerning the construction, validity and interpretation of this Warrant will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

            Section 10. COMPLETE AGREEMENT; SEVERABILITY. Except as otherwise expressly set forth herein, this Warrant, the Purchase Agreement and any other agreement executed by the parties and contemplated by the Purchase Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Warrant will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            Section 11. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Corporation, at its principal executive offices and (ii) to the Holder, at such Holder's address as it appears in the records of the Corporation (unless otherwise indicated by any such Holder). If the Holder is a Purchaser, notices to such Holder shall be sent to the address for such Holder set forth in the Purchase Agreement (unless otherwise indicated by such Holder) with copies to such persons as are indicated therein.

                                     * * * *

            IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed and attested by its duly authorized officer and to be dated the date of issuance hereof.


                                    T/F PURIFINER, INC.


                                    By:   /S/   KEITH T.J. HART
                                        ----------------------------------------

                                    Its:
                                        ----------------------------------------


Attest:


-------------------------------
      Secretary

                                                                      EXHIBIT I


                               EXERCISE AGREEMENT
                               ------------------


To:   T/F PURIFINER, INC.

            The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-__), hereby agrees to exercise the Warrant as to ____________ shares of Common Stock covered by such Warrant (the "Exercise Amount") at the Exercise Price provided by such Warrant. The following methods of exercise will be used respectively for the following number of shares:



            METHOD OF EXERCISE                        NUMBER OF SHARES
            ------------------                        ----------------

            Section 3(a)(i)                           _______________
            Section 3(a)(ii)                          _______________
            Section 3(a)(iii)                         _______________



Dated:      _________________                   Signature  ____________________



                                                Address _______________________

                                                                      EXHIBIT II

                                   ASSIGNMENT
                                   ----------


            FOR VALUE RECEIVED,  ________________________________  hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W- _____) with respect to the number of shares of the Common Stock and covered thereby set forth below, unto:


NAMES OF ASSIGNEE                   ADDRESS                    NO. OF SHARES
-----------------                   -------                    -------------





Dated:                                    Signature
      ---------------                               ----------------------------


                                          Address
                                                  ------------------------------



                                          Witness
                                                  ------------------------------

                                   SCHEDULE I